DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Registration No. 811-07410
FORM N-SAR
Semiannual Period Ended September 30, 2016

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At a Joint Annual Meeting of Shareholders of Delaware Investments National Municipal Income Fund (the ?Fund?), the shareholders of the Fund voted to elect a Board of Trustees for the Fund at a meeting held on August 17, 2016. At the meeting, the following people were elected to serve as Independent Directors: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, and Janet L. Yeomans. In addition, Shawn K. Lytle was elected to serve as an Interested Director. All shareholders of the Fund vote together with respect to the election of each Director with one exception. The holders of preferred shares of the Fund that have issued one or more classes of preferred shares have the exclusive right to separately elect two Directors, Ms. Landreth and Ms. Yeomans.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares. The results were as follows:

Thomas L. Bennett

COMMON SHAREHOLDERS

Shares Voted For 4,068,225.683
Percentage of Outstanding Shares 89.831%
Percentage of Shares Voted 97.155%
Shares with Authority Withheld 119,124.000
Percentage of Outstanding Shares 2.630%
Percentage of Shares Voted 2.845%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Ann D. Borowiec

COMMON SHAREHOLDERS

Shares Voted For 4,079,193.683
Percentage of Outstanding Shares 90.073%
Percentage of Shares Voted 97.417%
Shares with Authority Withheld 108,156.000
Percentage of Outstanding Shares 2.388%
Percentage of Shares Voted 2.583%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Joseph W. Chow

COMMON SHAREHOLDERS

Shares Voted For 4,077,294.683
Percentage of Outstanding Shares 90.031%
Percentage of Shares Voted 97.372%
Shares with Authority Withheld 110,055.000
Percentage of Outstanding Shares 2.430%
Percentage of Shares Voted 2.628%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

John A. Fry

COMMON SHAREHOLDERS

Shares Voted For 4,068,225.683
Percentage of Outstanding Shares 89.831%
Percentage of Shares Voted 97.155%
Shares with Authority Withheld 119,124.000
Percentage of Outstanding Shares 2.630%
Percentage of Shares Voted 2.845%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Shawn K. Lytle

COMMON SHAREHOLDERS

Shares Voted For 4,020,393.683
Percentage of Outstanding Shares 88.775%
Percentage of Shares Voted 96.013%
Shares with Authority Withheld 166,956.000
Percentage of Outstanding Shares 3.687%
Percentage of Shares Voted 3.987%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Frances A. Sevilla-Sacasa

COMMON SHAREHOLDERS

Shares Voted For 4,078,018.683
Percentage of Outstanding Shares 90.047%
Percentage of Shares Voted 97.389%
Shares with Authority Withheld 109,331.000
Percentage of Outstanding Shares 2.414%
Percentage of Shares Voted 2.611%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Thomas K. Whitford

COMMON SHAREHOLDERS

Shares Voted For 4,077,294.683
Percentage of Outstanding Shares 90.031%
Percentage of Shares Voted 97.372%
Shares with Authority Withheld 110,055.000
Percentage of Outstanding Shares 2.430%
Percentage of Shares Voted 2.628%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Lucinda S. Landreth

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Janet L. Yeomans

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
WS: MFG_Philadelphia: 905382: v1

WS: MFG_Philadelphia: 865856: v1